Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended September 30, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$5,898,403
Unrealized Gain (Loss) on Market Value of Commodity Futures	4,537,763
Dividend Income	616,871
Interest Income	633,116
ETF Transaction Fees	700
Total Income (Loss)	$11,686,853

Expenses
Management Fees	$269,672
Professional Fees	42,927
Brokerage Commissions	16,672
Directors' Fees and Insurance	5,681
Total Expenses	$334,952
Net Income (Loss)	$11,351,901

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/26	$393,754,849
Additions (100,000 Shares)	10,843,770
Net Income (Loss)	11,351,901

Net Asset Value End of Month	$415,950,520
Net Asset Value Per Share (3,800,000 Shares)	$109.46

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended September 30, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$820,013
Realized Gain (Loss) on Swap Contracts	(454,635)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(6,739,284)
Dividend Income	986,470
Interest Income	1,233,422
ETF Transaction Fees	3,150
Total Income (Loss)	$(4,150,864)

Expenses
Management Fees	$391,454
Professional Fees	128,514
Brokerage Commissions	524
Directors' Fees and Insurance	13,160
Total Expenses	$533,652
Net Income (Loss)	$(4,684,516)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/26	$750,295,665
Additions (50,000 Shares)	1,959,385
Withdrawals (850,000 Shares)	(34,184,975)
Net Income (Loss)	(4,684,516)

Net Asset Value End of Month	$713,385,559
Net Asset Value Per Share (17,950,000 Shares)	$39.74

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$6,718,416
Realized Gain (Loss) on Swap Contracts	(454,635)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(2,201,521)
Dividend Income	1,603,341
Interest Income	1,866,538
ETF Transaction Fees	3,850
Total Income (Loss)	$7,535,989

Expenses
Management Fees	$661,126
Professional Fees	171,441
Brokerage Commissions	17,196
Directors' Fees and Insurance	18,841
Total Expenses	$868,604
Net Income (Loss)	$6,667,385

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/26	$1,144,050,514
Additions (150,000 Shares)	12,803,155
Withdrawals (850,000 Shares)	(34,184,975)
Net Income (Loss)	6,667,385

Net Asset Value End of Month	$1,129,336,079

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596